GOLDMAN SACHS TRUST

Institutional Shares of the

Goldman Sachs Global Managed Beta Fund

(the “Fund”)

Supplement dated January 29, 2025, to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated December 29, 2024

Effective on or about July 1, 2025, (the “Effective Date”) Neill Nuttall will no longer serve as a portfolio manager for the Fund. Alexandra Wilson-Elizondo and Siwen Wu will continue to serve as portfolio managers for the Fund.

Accordingly, as of the close of business on the Effective Date, the Fund’s disclosures are modified as follows:

All references to Mr. Nuttall in the Summary Prospectus, Prospectus and SAI are deleted in their entirety.

This Supplement should be retained with your Summary Prospectus, Prospectus and SAI for future reference.

MGDBETAPMSTK 01-25